[GRAPHIC OMITTED]

                         CREDIT SUISSE ASSET MANAGEMENT

                                     ANNUAL
                                     REPORT
                                OCTOBER 31, 2000

                     CREDIT SUISSE INSTITUTIONAL FUND, INC.

                     (BULLET) INTERNATIONAL EQUITY PORTFOLIO

                     (BULLET) EMERGING MARKETS PORTFOLIO

More complete information about the Fund and the Portfolios, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Institutional Fund, Inc., P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Institutional Funds are advised by Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE PORTFOLIOS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.


INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.


THE VIEWS OF THE PORTFOLIOS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2000; THESE VIEWS AND HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE INSTITUTIONAL FUND, INC.-- INTERNATIONAL EQUITY PORTFOLIO ANNUAL INVESTMENT ADVISER'S REPORT-- OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                December 6, 2000

Dear Shareholder:

   For the 12 months ended October 31, 2000, Credit Suisse Institutional Fund, Inc.-- International Equity Portfolio (the "Portfolio") had a loss of 1.98%, vs. a loss of 1.96% for the Morgan Stanley All Country World Excluding the U.S. Index.

   The period was a volatile one for equities around the world. Most markets initially rallied, but then became turbulent as inflation and interest-rate worries mounted. Because the global economy was growing at a healthy clip, the world's monetary authorities were increasingly inclined to raise interest rates to contain inflation. The upward trend in interest rates, combined with fears that the global economy would in fact slow too much, weighed on stocks over the latter part of the period. Technology and telecommunications stocks, which entered the period with generally lofty valuations, were hit the hardest.

   Performance was largely divided along regional lines. Winners included Canada and most European markets (in local terms, at least; performance was significantly lower for dollar-based investors, as the euro steadily weakened vs. the dollar during the period). Asian/Pacific markets ended up in negative territory, hampered by growth uncertainties, especially within the technology segment.

   The Portfolio's results were hampered by the difficult environment for foreign stock markets and currencies that prevailed over much of the period. Investments that weighed on the Portfolio's return included its Asian electronic-hardware holdings and its telecommunications investments in general. On the positive side, the Portfolio was helped by good stock selection in Europe, with its French, German and U.K. holdings performing relatively well. The Portfolio was also aided by its large overweight position in Canada, a solid performer for the period; and by its large overweight position in energy and energy-services companies. Clearly, though, relatively good performances from the Portfolio's Canadian and European holdings failed to compensate for weakness in its Asian stocks.

   We made a few noteworthy changes to the Portfolio during the period in terms of regional allocation. We significantly lowered our weighting in Japan, paring exposure to certain companies here based on specific industry considerations and valuations (market forces also contributed to our reduced position in Japan). We materially increased our exposure to Canada, and lowered our overall weighting in emerging markets.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL  INVESTMENT  ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

   The bulk of the Portfolio's assets remained invested in Europe, reflecting our favorable outlook on the region's longer-term prospects. Our optimism is based squarely on reforms, both ongoing and those soon to be implemented. These reforms are aimed at encouraging the growth of a strong equity culture in Europe, one that will allow the region to compete effectively worldwide as well as come to grips with its pension burden. Such efforts have led to strong equity cultures and equity returns in countries such as the U.S., the U.K. and Canada over the past decade.

   One key element of Europe's ongoing embrace of equity investing and the enhancement of shareholder value is tax reform. A leading light is Germany. The government will phase in a two-part tax reform package over the next two years; the first component, corporate and personal tax cuts, will take effect in 2001.

   In addition, Germany will eliminate a punitive capital-gains tax in 2002. This is certain to spark a wave of divestitures and redeployment of corporate capital as companies unload unwanted holdings and restructure their core businesses. It should also launch a rash of new publicly offered companies. The trend, in our view, will likely spread to France and Italy, among other markets, providing a number of interesting investment opportunities over the next few years. Also on the horizon is pension reform, and, perhaps further down the road, labor reform.

   Despite our lowered Japan position, we see good potential for a more favorable investing environment here over the next year based on several factors. The economy continues to recover, with a notable uptrend in industrial production and continued job creation. Another encouraging development is the growth of information-technology expenditures in Japan. We believe this will be the true engine pulling the economy forward, as opposed to government spending programs, which can aid consumption but have little overall long-term positive impact. Based on our extensive contact with Japanese managements, we believe the commitment to IT capital will remain substantial, helping to boost productivity as it has in the U.S.

   Our holdings in Japan continued to include technology companies such as capital-equipment suppliers to the new economy, or "new capex" stocks. We believe these companies have good long-term prospects due to accelerating demand for telecommunications services across Asia and elsewhere. Other areas of concentration within our Japan portfolio included financial-services stocks, which stand to benefit from Japan's expanding equity culture.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL  INVESTMENT  ADVISER'S REPORT -- OCTOBER 31, 2000  (CONT'D)
--------------------------------------------------------------------------------

   Our non-Japan Asian exposure was mostly via the economies of Taiwan and South Korea at the end of the period. We continued to avoid South East Asian markets, with the notable exception of Singapore, where stocks stand to benefit from ongoing financial reforms and an improving economy.

   Elsewhere, we ended the period with an approximately 15% weighting in Canada, up from about 5% at the start of the 12 months. Our holdings here remained a mix of rapid-growth technology companies and energy names. We largely avoided Latin America throughout the period, as stocks here in our judgment remained less attractive from a risk/reward perspective compared to emerging-market stocks in Asia.

   Looking ahead, we see grounds for optimism as 2000 fades into memory. We entered the year concerned that higher-than-expected growth and inflationary pressures would result in tighter monetary conditions, and we have tried our best to hold value in the Portfolio within exactly such an environment. While this view was correct and we positioned ourselves for a "soft landing" scenario, the shock of the correction in the NASDAQ left all but the most defensive companies at lower prices. We believe that 2001 should shape up to be a far better year for equity markets around the world. Growth in global economies is moderating -- with no evidence of severe contractions on the horizon -- which should allow for a more-supportive interest rate backdrop and help return some degree of stability to stock markets. Given the prospects for a more rational, less fear-driven, market, we expect to see ample opportunities to add value via individual company selection, and we will continue to focus on attempting to identify stocks and markets with the brightest long-term prospects.


Harold E. Sharon                            Vincent J. McBride
Co-Portfolio Manager                        Co-Portfolio Manager

P. Nicholas Edwards                         Nancy Nierman
Co-Portfolio Manager                        Co-Portfolio Manager


   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THESE ARE DETAILED IN THE PORTFOLIO'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

    GROWTH OF $10,000 INVESTED IN CREDIT SUISSE INSTITUTIONAL FUND, INC. --
      INTERNATIONAL EQUITY PORTFOLIO SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Credit Suisse Institutional Fund, Inc. -- International Equity Portfolio (the "Portfolio") from September 1, 1992 (inception) to October 31, 2000, compared to the Morgan Stanley All Country World Excluding the U.S. Index ("MSCI")* for the same time period. Past performance does not predict future results.[GRAPHICS OMITTED]


           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Average Total Returns for periods ended 10/31/00

                                                      Since Inception
             1 year         3 year           5 year      (9/01/92)
             -1.98%          7.46%            7.80%       11.10%

                  Portfolio           MSCI
9/1/92            $10,000.00      $10,000.00
9/30/92             9,860.00        9,802.60
10/31/92            9,620.00        9,288.26
11/1/92             9,840.00        9,375.94
12/1/92            10,038.20        9,424.60
1/1/93             10,240.20        9,423.19
2/1/93             10,432.00        9,707.67
3/1/93             11,149.10       10,554.50
4/1/93             11,815.60       11,556.10
5/1/93             12,027.70       11,800.00
6/1/93             11,765.10       11,616.00
7/1/93             12,189.20       12,022.80
8/1/93             13,007.20       12,671.30
9/1/93             12,956.80       12,386.20
10/31/93           13,623.30       12,767.90
11/1/93            13,401.10       11,652.20
12/1/93            15,294.40       12,493.90
1/1/94             16,776.80       13,550.00
2/1/94             16,419.00       13,512.60
3/1/94             15,069.50       12,930.70
4/1/94             15,417.10       13,479.00
5/1/94             15,938.50       13,402.30
6/1/94             15,744.20       13,591.00
7/1/94             16,296.30       13,722.20
8/1/94             17,022.20       14,047.20
9/1/94             16,623.50       13,604.50
10/31/94           16,705.20       14,057.80
11/1/94            15,999.80       13,382.00
12/1/94            15,425.90       13,466.00
1/1/95             14,114.40       12,948.80
2/1/95             13,867.20       12,912.00
3/1/95             14,748.60       13,717.00
4/1/95             15,221.60       14,233.00
5/1/95             15,221.60       14,063.50
6/1/95             15,081.90       13,816.70
7/1/95             16,017.10       14,676.90
8/1/95             16,232.10       14,117.60
9/1/95             16,597.60       14,393.30
10/31/95           16,232.10       14,006.40
11/1/95            16,457.80       14,396.30
12/1/95            16,954.70       14,976.40
1/1/96             17,465.80       15,037.60
2/1/96             17,488.00       15,088.40
3/1/96             17,632.40       15,409.10
4/1/96             18,699.00       15,856.90
5/1/96             18,321.30       15,565.30
6/1/96             18,576.80       15,652.90
7/1/96             17,676.90       15,195.50
8/1/96             17,810.20       15,228.80
9/1/96             18,110.20       15,633.40
10/31/96           17,932.40       15,473.50
11/1/96            18,721.30       16,089.30
12/1/96            18,859.80       15,881.80
1/1/97             18,802.10       15,326.10
2/1/97             19,044.40       15,576.80
3/1/97             18,929.00       15,633.20
4/1/97             19,298.10       15,716.10
5/1/97             20,636.20       16,738.90
6/1/97             21,535.90       17,662.00
7/1/97             22,228.00       17,947.80
8/1/97             20,440.90       16,607.40
9/1/97             21,397.50       17,537.80
10/31/97           19,043.80       16,190.00
11/1/97            18,548.70       16,024.90
12/1/97            18,374.30       16,164.30
1/1/98             18,563.60       16,903.60
2/1/98             19,868.60       17,988.20
3/1/98             20,997.10       18,542.00
4/1/98             21,490.60       18,688.90
5/1/98             21,477.70       18,598.20
6/1/98             20,831.20       18,739.00
7/1/98             21,210.30       18,929.10
8/1/98             18,156.00       16,583.90
9/1/98             17,319.00       16,075.50
10/31/98           18,256.00       17,751.20
11/1/98            19,218.10       18,660.60
12/1/98            19,498.70       19,396.70
1/1/99             19,588.40       19,339.50
2/1/99             18,910.60       18,878.60
3/1/99             19,678.40       19,666.60
4/1/99             19,971.60       20,463.10
5/1/99             19,294.60       19,409.70
6/1/99             20,855.50       20,166.50
7/1/99             22,071.30       20,765.40
8/1/99             22,570.20       20,841.20
9/1/99             23,017.10       21,051.10
10/31/99           24,103.40       21,839.70
11/1/99            26,687.30       22,598.40
12/1/99            30,751.80       24,626.60
1/1/00             29,155.80       23,061.80
2/1/00             31,651.60       23,682.60
3/1/00             30,926.70       24,600.60
4/1/00             28,189.70       23,306.10
5/1/00             27,251.00       22,736.90
6/1/00             28,054.90       23,626.20
7/1/00             26,430.50       22,635.80
8/1/00             27,585.50       22,832.30
9/1/00             25,665.60       21,720.60
10/31/00           23,625.20       21,207.50

                                                                        Fund
                                                                       ------
1 Year Total Return (9/30/99 to 9/30/00) ............................  11.51%
3 Year Average Annual Total Return (9/30/97 to 9/30/00) .............   6.26%
5 Year Average Annual Total Return (9/30/95 to 9/30/00) .............   9.11%
Average Annual Total Return Since Inception
   (9/01/92 to 9/30/00) .............................................  12.36%

----------
* The Morgan Stanley Capital International All Country World Excluding the U.S. Index is a market-capitalization weighted index of companies listed on stock exchanges outside of the United States.

CREDIT SUISSE INSTITUTIONAL FUND, INC.-- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT-- OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                December 6, 2000

Dear Shareholder:

   For the 12 months ended October 31, 2000, Credit Suisse Institutional Fund, Inc. -- Emerging Markets Portfolio (the "Portfolio") had a gain of 0.87%, vs. a loss of 8.80% for the Morgan Stanley Emerging Markets Free Index.

   The period was a volatile and ultimately negative one for emerging stock markets. The group initially rallied, buoyed by optimism over global economic growth and a dissipation of "Y2K" computer bug worries (emerging markets were believed to be quite vulnerable to the potential glitch). However, turmoil hit these stocks in April and May, reflecting concerns over interest rates within developed markets and a sharp downturn in the NASDAQ, the technology-heavy U.S. stock index. These factors curbed investors' appetite for risk, to put it mildly. Emerging stock markets languished over the remainder of the period, with rising energy costs and a weakening euro adding to the uncertainty.

   Against this backdrop, the Portfolio eked out a gain, but was restrained by the difficult environment for emerging stock markets and by weakness in certain areas, most specifically the telecommunications and electronics sectors. However, the Portfolio fared well compared to its benchmark, aided by good showings from specific holdings, for example certain consumer-oriented and energy names. In terms of sector attribution, factors that supported the Portfolio included well-timed overweightings in China, Mexico and Turkey.

   We made few major changes to the Portfolio during the period with respect to regional emphasis. Our primary focus was on Asia, with a continued emphasis on North Asian economies, most specifically South Korea, Taiwan and China. Our favorable view on these markets is based on their potential to benefit from rising export demand, in particular for software and semiconductor products. In addition, we believe that valuations on a number of stocks here are compelling, both in absolute terms and compared to emerging-market technology stocks broadly. We generally continued to avoid Southeast Asia, reflecting the more attractive stocks we saw elsewhere from a risk/reward perspective.

   We ended the period with an underweighting in Eastern/Central Europe, based on our general concerns over the region's vulnerability to a weak euro and high oil prices. However, we maintained an overweighting in Turkey, reflecting our optimism over the country's ongoing IMF-sanctioned financial reforms (though we scaled back this position late in the period based on valuation considerations). We also established a modest position in Russia,

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT  ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

where we believe the macroeconomic and political environment is improving, some near-term financial-market uncertainties notwithstanding. One weighting we pared during the period was Hungary, where we saw declining potential for positive market catalysts.

   Our Latin America exposure remained concentrated on Mexico and Brazil, the region's dominant economies. We raised our Mexican weighting in late June, in the belief that its market had fully discounted any unfavorable July election results. We then pared our weighting back to a roughly neutral position after the market rallied on the victory of the reform-minded opposition candidate. We ended the period with a modest overweighting in Brazil, which stands to benefit from an improving inflation and interest-rate backdrop. Elsewhere in the region, we established a small position in Chile.

   With regard to sector allocation, areas of emphasis for the Portfolio continued to include information-technology companies, a number of which in our view have good longer-term prospects. Our IT holdings remained concentrated in Asia and Israel. We ended the period with an overweighting in telecommunications services, where our holdings included Asian cellular stocks and Latin American fixed-line names. Within the financial segment, our focus was on companies that stand to benefit from financial and economic reforms, particularly within Europe and Latin America.

   Looking ahead, emerging markets could remain weak over the next few months and perhaps beyond. Clearly, investors are concerned that a slowing global economy will hamper the group's earnings prospects, especially within certain areas. In addition, ongoing volatility in the technology area could continue to suppress investors' risk tolerance. However, we see grounds for optimism regarding these markets over the longer term. The group's valuations currently range from reasonable to very compelling. Indeed, we believe that a large number of these stocks have been oversold, priced to a "worst case" scenario in many cases. Barring another surge in oil prices or a recession in developed economies, this stands to draw increased investor attention to the group. For our part, we will continue to focus on markets where we see attractive valuations, potential for strong domestic liquidity and some degree of insulation from global concerns.

Richard Watt
Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS. THESE ARE DETAILED IN THE PORTFOLIO'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

                  GROWTH OF $10,000 INVESTED IN CREDIT SUISSE
             INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
                     SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Credit Suisse Institutional Fund, Inc. -- Emerging Markets Portfolio (the "Portfolio") from September 30, 1996 (inception) to October 31, 2000, compared to the Morgan Stanley Emerging Markets Free Index ("MSCI")* for the same time period. Past performance does not predict future results.

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Average Total Returns for periods ended 10/31/00

                                         Since Inception
             1 year         3 year          (9/30/96)
              0.87%         -1.34%           -2.41%

            Portfolio        MSCI
9/1/96     $10,000.00     $10,000.00
10/31/96    9,860.00       9,733.50
11/1/96     10,320.00      9,897.02
12/1/96     10,380.00      9,941.56
1/1/97      10,984.10      10,619.60
2/1/97      11,215.60      11,074.50
3/1/97      10,913.60      10,783.60
4/1/97      11,125.00      10,802.80
5/1/97      11,960.70      11,111.90
6/1/97      12,484.20      11,706.70
7/1/97      12,595.00      11,881.30
8/1/97      11,125.00      10,369.50
9/1/97      11,376.70      10,657.00
10/31/97    9,423.56       8,908.40
11/1/97     8,960.86       8,583.24
12/1/97     8,876.63       8,790.10
1/1/98      8,224.20       8,100.78
2/1/98      9,439.74       8,946.25
3/1/98      9,627.59       9,334.34
4/1/98      9,528.42       9,232.69
5/1/98      8,212.55       7,967.54
6/1/98      7,692.69       7,131.74
7/1/98      7,825.01       7,357.82
8/1/98      5,547.93       5,230.67
9/1/98      5,835.31       5,562.51
10/31/98    6,321.40       6,148.29
11/1/98     6,631.14       6,659.65
12/1/98     6,635.79       6,563.08
1/1/99      6,155.35       6,457.22
2/1/99      5,920.84       6,520.05
3/1/99      6,479.17       7,379.20
4/1/99      7,361.63       8,292.00
5/1/99      7,551.56       8,243.91
6/1/99      8,623.89       9,179.59
7/1/99      8,713.57       8,929.91
8/1/99      8,780.67       9,011.17
9/1/99      8,568.18       8,706.59
10/31/99    8,970.02       8,892.04
11/1/99     10,534.40      9,689.66
12/1/99     12,322.10      10,922.00
1/1/00      12,344.30      10,987.10
2/1/00      13,114.50      11,132.20
3/1/00      12,711.90      11,186.50
4/1/00      11,304.70      10,126.20
5/1/00      11,092.20      9,707.56
6/1/00      11,494.80      10,049.60
7/1/00      10,791.30      9,532.71
8/1/00      10,824.80      9,579.61
9/1/00      9,752.07       8,743.12
10/31/00    9,047.97       8,109.24

                                                                        Fund
                                                                       ------
1 Year Total Return (9/30/99 to 9/30/00) ............................  13.82%
3 Year Average Annual Total Return (9/30/97 to 9/30/00) .............  -5.00%
Average Annual Total Return Since Inception
   (9/30/96  to  9/30/00) ...........................................  -0.62%

----------
* The Morgan Stanley Emerging Capital International Markets Free Index is a market-capitalization weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.
                                        7

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                     NUMBER
                                                       OF
                                                     SHARES           VALUE
                                                    ---------     ------------
COMMON STOCKS (71.1%)
CANADA (13.9%)
ENERGY (6.3%)
    Anderson Exploration, Ltd.1                       314,300     $  5,762,290
    Berkley Petroleum Corp.1                          566,100        2,965,349
    Canadian Hunter Exploration, Ltd.1                166,900        3,497,027
    Canadian Natural Resources, Ltd.1                 252,000        7,425,159
    Precision Drilling Corp.1                          93,900        2,677,605
                                                                  ------------
                                                                    22,327,430
                                                                  ------------
MEDIA (1.3%)
    Rogers Communications, Inc. Class B               242,300        4,696,105
                                                                  ------------
SOFTWARE & SERVICES (3.4%)
    Descartes Systems Group, Inc.1                    298,700       12,106,499
                                                                  ------------
TECHNOLOGY HARDWARE & EQUIPMENT (2.6%)
    C-Mac Industries, Inc.1                           163,000        9,046,500
                                                                  ------------
TELECOMMUNICATION SERVICES (0.3%)
    AXXENT, Inc.1                                     490,000        1,187,109
                                                                  ------------
    TOTAL CANADA                                                    49,363,643
                                                                  ------------
DENMARK (1.4%)
COMMERCIAL SERVICES & SUPPLIES (0.8%)
    ISS AS1                                            47,900        2,945,769
                                                                  ------------
TELECOMMUNICATION SERVICES (0.6%)
    Tele Danmark AS Class B                            46,300        2,188,258
                                                                  ------------
    TOTAL DENMARK                                                    5,134,027
                                                                  ------------
FINLAND (1.5%)
TECHNOLOGY HARDWARE & EQUIPMENT (1.1%)
    Nokia Oyj                                          98,200        4,036,244
                                                                  ------------
TELECOMMUNICATION SERVICES (0.4%)
    Elisa Communication Oyj Class A                    48,800        1,352,637
                                                                  ------------
    TOTAL FINLAND                                                    5,388,881
                                                                  ------------
FRANCE (8.5%)
BANKS (2.5%)
    Banque Nationale de Paris                         105,250        9,064,201
                                                                  ------------
CAPITAL GOODS (2.3%)
    Vinci                                             163,300        8,201,405
                                                                  ------------
ENERGY (2.0%)
    Coflexip SA                                        18,500        2,140,514
    Coflexip SA ADR                                    16,500          941,531
    Total Fina Elf SA Class B                          27,574        3,940,679
                                                                  ------------
                                                                     7,022,724
                                                                  ------------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                     NUMBER
                                                       OF
                                                     SHARES           VALUE
                                                    ---------     ------------
COMMON STOCKS (CONT'D)
FRANCE (cont'd)
MEDIA (1.7%)
    Lagardere Groupe SCA                              108,400     $  6,147,083
                                                                  ------------
    TOTAL FRANCE                                                    30,435,413
                                                                  ------------
GERMANY (2.2%)
HEALTH CARE EQUIPMENT & SERVICES (0.1%)
    Fresenius Medical ADR                              10,300          274,237
                                                                  ------------
INSURANCE (0.8%)
    Hannover Rueckversicherungs AG                     33,900        2,856,273
                                                                  ------------
UTILITIES (1.3%)
    Rwe AG                                            117,600        4,724,973
                                                                  ------------
    TOTAL GERMANY                                                    7,855,483
                                                                  ------------
HUNGARY (0.8%)
BANKS (0.8%)
    OTP Bank                                           57,200        2,649,893
                                                                  ------------
    TOTAL HUNGARY                                                    2,649,893
                                                                  ------------
INDIA (0.0%)
BANKS (0.0%)
    State Bank of India, Ltd.                           1,300            4,552
                                                                  ------------
ENERGY (0.0%)
    Bharat Petroleum Corp., Ltd.                          100              368
    Reliance Industries, Ltd.1                         11,060           71,591
                                                                  ------------
                                                                        71,959
                                                                  ------------
MATERIALS (0.0%)
    Hindalco Industries, Ltd.                             100            1,526
                                                                  ------------
TELECOMMUNICATION SERVICES (0.0%)
    Mahanagar Telephone Nigam, Ltd.                       200              602
                                                                  ------------
    TOTAL INDIA                                                         78,639
                                                                  ------------
ITALY (4.5%)
ENERGY (1.0%)
    Saipem SpA                                        650,000        3,382,949
                                                                  ------------
INSURANCE (1.8%)
    Riunione Adriatica di Sicurta SpA                 491,000        6,438,512
                                                                  ------------
TRANSPORTATION (1.7%)
    Concessioni e Costruzioni Autostrade SpA        1,035,900        6,014,813
                                                                  ------------
    TOTAL ITALY                                                     15,836,274
                                                                  ------------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                     NUMBER
                                                       OF
                                                     SHARES           VALUE
                                                    ---------     ------------
COMMON STOCKS (CONT'D)
JAPAN (12.4%)
CAPITAL GOODS (1.0%)
    Mitsubishi Electric Corp.                         484,000     $  3,475,308
                                                                  ------------
CONSUMER DURABLES & APPAREL (0.9%)
    Sony Corp.                                         39,200        3,130,650
                                                                  ------------
DIVERSIFIED FINANCIALS (0.7%)
    Orix Corp.                                         25,200        2,642,640
                                                                  ------------
ELECTRICAL EQUIPMENT (3.1%)
    Furukawa Electric Co., Ltd.                       421,000       11,066,134
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
    Hoya Corp.                                         33,700        2,783,994
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.3%)
    Rohm Co., Ltd.                                     18,800        4,736,749
                                                                  ------------
SOFTWARE (1.2%)
    Konami Co., Ltd.                                   51,800        4,364,651
                                                                  ------------
TECHNOLOGY HARDWARE & EQUIPMENT (1.1%)
    Tokyo Electron, Ltd.                               50,400        3,942,034
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (2.3%)
    NTT DoCoMo, Inc.                                      325        8,006,958
                                                                  ------------
    TOTAL JAPAN                                                     44,149,118
                                                                  ------------
NETHERLANDS (4.8%)
BANKS (2.5%)
    ABN AMRO Holding NV                               382,000        8,839,744
                                                                  ------------
CAPITAL GOODS (1.3%)
    IHC Caland NV                                     103,216        4,549,504
                                                                  ------------
CONSUMER DURABLES & APPAREL (1.0%)
    Koninklijke (Royal) Philips Electronics NV         93,000        3,650,660
                                                                  ------------
    TOTAL NETHERLANDS                                               17,039,908
                                                                  ------------
SINGAPORE (1.8%)
BANKS (0.9%)
    Overseas Union Bank, Ltd.                         706,872        3,422,699
                                                                  ------------
TRANSPORTATION (0.9%)
    Neptune Orient Lines, Ltd.1                     3,678,000        3,121,814
                                                                  ------------
    TOTAL SINGAPORE                                                  6,544,513
                                                                  ------------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                     NUMBER
                                                       OF
                                                     SHARES           VALUE
                                                    ---------     ------------
COMMON STOCKS (CONT'D)
SPAIN (2.2%)
BANKS (1.3%)
    Banco Bilbao Vizcaya SA                           345,000     $  4,591,266
                                                                  ------------
FOOD & DRUG RETAILING (0.7%)
    Centros Comerciales Pryca SA                      178,238        2,255,661
                                                                  ------------
MEDIA (0.2%)
    Grupo Prisa SA1                                    42,600          819,689
                                                                  ------------
    TOTAL SPAIN                                                      7,666,616
                                                                  ------------
SWEDEN (1.7%)
BANKS (1.7%)
    Nordic Baltic Holding AB                          796,200        5,959,759
                                                                  ------------
    TOTAL SWEDEN                                                     5,959,759
                                                                  ------------
SWITZERLAND (0.6%)
PHARMACEUTICALS & BIOTECHNOLOGY (0.6%)
    Roche Holding AG                                      227        2,072,944
                                                                  ------------
    TOTAL SWITZERLAND                                                2,072,944
                                                                  ------------
TAIWAN (1.8%)
CAPITAL GOODS (0.7%)
    Ambit Microsystems Corp.                          545,000        2,526,276
    Siliconware Corp.1                                    500              221
                                                                  ------------
                                                                     2,526,497
                                                                  ------------
TECHNOLOGY HARDWARE & EQUIPMENT (1.1%)
    Taiwan Semiconductor Manufacturing Co.1         1,318,784        3,993,859
                                                                  ------------
    TOTAL TAIWAN                                                     6,520,356
                                                                  ------------
UNITED KINGDOM (13.0%)
INSURANCE (1.1%)
    Prudential Corp. PLC                              281,640        3,791,147
                                                                  ------------
MEDIA (1.3%)
    Reed International PLC                            513,700        4,751,662
                                                                  ------------
PHARMACEUTICALS & BIOTECHNOLOGY (4.0%)
    Astrazeneca Group PLC                             178,300        8,357,596
    Smithkline Beecham PLC                            442,000        5,712,271
                                                                  ------------
                                                                    14,069,867
                                                                  ------------
SOFTWARE & SERVICES (0.8%)
    Misys PLC                                         278,500        2,903,663
                                                                  ------------
TELECOMMUNICATION SERVICES (2.3%)
    Vodafone Group PLC                              1,984,506        8,263,278
                                                                  ------------
TRANSPORTATION (2.6%)
    Railtrack Group PLC                               601,604        9,312,461
                                                                  ------------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                     NUMBER
                                                       OF
                                                     SHARES           VALUE
                                                    ---------     ------------
COMMON STOCKS (CONT'D)
UNITED KINGDOM (cont'd)
UTILITIES (0.9%)
    International Power PLC                           832,000     $  3,358,649
                                                                  ------------
    TOTAL UNITED KINGDOM                                            46,450,727
                                                                  ------------
TOTAL COMMON STOCKS (Cost $233,789,590)                            253,146,194
                                                                  ------------
PREFERRED STOCKS (1.8%)
GERMANY (1.8%)
HEALTH CARE EQUIPMENT & SERVICES (0.7%)
    Fresenius Medical Care AG ADR                     159,000        2,320,988
                                                                  ------------
INSURANCE (1.1%)
    Marschollek, Lautenschlaeger und Partner AG        30,000        4,043,264
                                                                  ------------
    TOTAL GERMANY                                                    6,364,252
                                                                  ------------
TOTAL PREFERRED STOCKS (Cost $5,129,185)                             6,364,252
                                                                  ------------
WARRANT (0.4%)
CANADA (0.4%)
SOFTWARE & SERVICE (0.4%)
    Wysdom, Inc. (Private Placement)
      (Cost $1,362,300)1,2                            119,500        1,362,300
                                                                  ------------
SHORT TERM INVESTMENTS (19.8%)
    Institutional Money Market Trust               53,142,273       53,142,273
    RBB Money Market Portfolio                     17,188,727       17,188,727
                                                                  ------------
TOTAL SHORT TERM INVESTMENTS (Cost $96,796,373)                     70,331,000
                                                                  ------------
                                                        PAR
                            MATURITY        RATE       (000)
                            --------        ----       -----
U.S. TREASURY OBLIGATION (7.4%)
    U.S. Treasury Bill
      (Cost $26,465,373)    11/09/00       5.889%     $26,500       26,465,373
                                                                  ------------
TOTAL INVESTMENTS AT VALUE (100.5%) (Cost $337,077,448)3           357,669,119

LIABILITIES IN EXCESS OF OTHER ASSETS (0.5%)                        (1,664,879)
                                                                  ------------
NET ASSETS (100.0%)                                               $356,004,240
                                                                  ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
1 Non-income producing security.
2 Illiquid security.
3 Cost for federal income tax purposes is $337,127,144.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                     NUMBER
                                                       OF
                                                     SHARES           VALUE
                                                    ---------      ----------
COMMON STOCKS (91.5%)
AUSTRALIA (0.0%)
ENERGY (0.0%)
    Novus Petroleum, Ltd.1                                 11      $       10
                                                                   ----------
    TOTAL AUSTRALIA                                                        10
                                                                   ----------
BRAZIL (10.0%)
BANKS (0.5%)
    Banco Itau SA                                     162,080          12,612
                                                                   ----------
ENERGY (2.1%)
    Centrais Electricas Brasileiras ADR                 1,300          11,546
    Petroleo Brasileiro SA                                  9             239
    Petroleo Brasileiro SA ADR1                         1,500          43,594
                                                                   ----------
                                                                       55,379
                                                                   ----------
FOOD & DRUG RETAILING (1.2%)
    Companhia Brasileira de Distribuicao
      Grupo Pao de Acucar ADR                             900          32,062
                                                                   ----------
FOOD, BEVERAGE & TOBACCO (1.4%)
    Companhia de Bebidas das Americas ADR               1,600          36,100
                                                                   ----------
MATERIALS (1.3%)
    Companhia Vale do Rio Doce ADR                      1,500          35,062
                                                                   ----------
TELECOMMUNICATION SERVICES (3.5%)
    Embratel Participacoes SA ADR                       2,400          38,850
    Tele Norte Leste Participacoes SA ADR               2,439          53,963
                                                                   ----------
                                                                       92,813
                                                                   ----------
    TOTAL BRAZIL                                                      264,028
                                                                   ----------
CHILE (1.4%)
FOOD & DRUG RETAILING (0.4%)
    Distribucion y Servicio SA ADR                        600          10,725
                                                                   ----------
FOOD, BEVERAGE & TOBACCO (0.5%)
    Compania Cervecerias Unidas SA ADR                    600          11,587
                                                                   ----------
UTILITIES (0.5%)
    Enersis SA ADR1                                       800          14,200
                                                                   ----------
    TOTAL CHILE                                                        36,512
                                                                   ----------
CHINA (6.1%)
ENERGY (1.8%)
    PetroChina Co., Ltd.                              232,000          48,787
                                                                   ----------
TELECOMMUNICATION SERVICES (2.6%)
    China Unicom ADR1                                   3,333          68,327
                                                                   ----------
TRANSPORTATION (0.9%)
    Guangshen Railway Co., Ltd.                       191,277          23,300
                                                                   ----------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                     NUMBER
                                                       OF
                                                     SHARES           VALUE
                                                    ---------      ----------
COMMON STOCKS (CONT'D)
CHINA (cont'd)
UTILITIES (0.8%)
    Huaneng Power International, Inc. ADR               1,400      $   21,350
                                                                   ----------
    TOTAL CHINA                                                       161,764
                                                                   ----------
GREECE (2.8%)
BANKS (1.3%)
    Alpha Credit Bank SA                                  900          33,194
                                                                   ----------
TELECOMMUNICATION SERVICES (1.5%)
    Hellenic Telecommunications Organizations SA ADR    4,600          40,250
                                                                   ----------
    TOTAL GREECE                                                       73,444
                                                                   ----------
HONG KONG (6.6%)
AUTOMOBILES & COMPONENTS (0.2%)
    Denway Motors, Ltd.1                               28,000           4,524
                                                                   ----------
CAPITAL GOODS (1.2%)
    Citic Pacific, Ltd.                                 8,000          32,107
                                                                   ----------
REAL ESTATE (0.4%)
    China Resources Development, Inc.                  10,000          11,284
                                                                   ----------
TECHNOLOGY HARDWARE & EQUIPMENT (1.8%)
    Legend Holdings, Ltd.                              54,000          45,699
                                                                   ----------
TELECOMMUNICATION SERVICES (3.0%)
    China Mobile, Ltd.1                                12,500          80,541
                                                                   ----------
    TOTAL HONG KONG                                                   174,155
                                                                   ----------
HUNGARY (0.9%)
BANKS (0.2%)
    OTP Bank                                              145           6,717
                                                                   ----------
PHARMACEUTICALS & BIOTECHNOLOGY (0.4%)
    Gedeon Richter                                        200           9,650
                                                                   ----------
TELECOMMUNICATION SERVICES (0.3%)
    Matav RT ADR                                          300           7,050
                                                                   ----------
    TOTAL HUNGARY                                                      23,417
                                                                   ----------
INDIA (3.8%)
AUTOMOBILES & COMPONENTS (0.2%)
    Mahindra & Mahindra, Ltd. GDR                       1,300           3,575
                                                                   ----------
BANKS (0.3%)
    State Bank of India, Ltd. GDR                       1,300           8,775
                                                                   ----------
FOOD, BEVERAGE & TOBACCO (0.4%)
    ITC, Ltd. GDR                                         600          10,890
                                                                   ----------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                     NUMBER
                                                       OF
                                                     SHARES           VALUE
                                                    ---------      ----------
COMMON STOCKS (CONT'D)
INDIA (cont'd)
MATERIALS (1.2%)
    Hindalco Industries, Ltd. GDR                         600      $    9,120
    Reliance Industries, Ltd. GDR                       1,600          21,440
                                                                   ----------
                                                                       30,560
                                                                   ----------
PHARMACEUTICALS & BIOTECHNOLOGY (0.2%)
    Ranbaxy Laboratories, Ltd. GDR                        300           5,175
                                                                   ----------
SOFTWARE & SERVICES (1.0%)
    Infosys Technologies, Ltd. ADR                        200          27,500
    SSI, Ltd.1                                            100             463
                                                                   ----------
                                                                       27,963
                                                                   ----------
TELECOMMUNICATION SERVICES (0.5%)
    Videsh Sanchar Nigam, Ltd. ADR                      1,900          14,013
                                                                   ----------
    TOTAL INDIA                                                       100,951
                                                                   ----------
ISRAEL (4.0%)
SOFTWARE & SERVICES (2.2%)
    Check Point Software Technologies, Ltd.1              370          58,599
                                                                   ----------
TECHNOLOGY HARDWARE & EQUIPMENT (1.8%)
    Orbotech, Ltd.1                                       900          47,644
                                                                   ----------
    TOTAL ISRAEL                                                      106,243
                                                                   ----------
MALAYSIA (4.0%)
BANKS (1.4%)
    Malayan Banking BHD                                 9,000          36,001
                                                                   ----------
HOTELS RESTAURANTS & LEISURE (1.2%)
    Genting BHD                                         3,554           9,072
    Resorts World                                       7,000          12,250
    Tanjong PLC                                         6,000          11,211
                                                                   ----------
                                                                       32,533
                                                                   ----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.6%)
    Digi.com BHD1                                      10,000          15,000
                                                                   ----------
UTILITIES (0.8%)
    Tenaga Nasional BHD                                 6,850          22,173
                                                                   ----------
    TOTAL MALAYSIA                                                    105,707
                                                                   ----------
MEXICO (11.3%)
BANKS (2.3%)
    Grupo Financiero Banamex Accival SA
      de CV Class O1                                   18,885          29,323
    Grupo Financiero Bancomer SA de CV Series O1       50,816          31,434
                                                                   ----------
                                                                       60,757
                                                                   ----------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                     NUMBER
                                                       OF
                                                     SHARES           VALUE
                                                    ---------      ----------
COMMON STOCKS (CONT'D)
MEXICO (cont'd)
FOOD, BEVERAGE & TOBACCO (1.9%)
    Coca-Cola Femsa SA ADR                              1,127      $   21,624
    Grupo Modelo SA de CV Class C                      10,770          28,697
                                                                   ----------
                                                                       50,321
                                                                   ----------
MATERIALS (1.0%)
    Cemex SA de CV ADR                                  1,223          25,836
                                                                   ----------
MEDIA (1.4%)
    Grupo Televisa SA ADR1                                700          37,888
                                                                   ----------
RETAILING (1.6%)
    Wal-Mart de Mexico SA de CV ADR1                    1,800          43,353
                                                                   ----------
TELECOMMUNICATION SERVICES (3.1%)
    Telefonos de Mexico SA ADR                          1,498          80,798
                                                                   ----------
    TOTAL MEXICO                                                      298,953
                                                                   ----------
POLAND (0.4%)
TELECOMMUNICATION SERVICES (0.4%)
    Telekomunikacja Polska SA                           1,800           9,220
                                                                   ----------
    TOTAL POLAND                                                        9,220
                                                                   ----------
RUSSIA (2.9%)
ENERGY (2.2%)
    Lukoil Holding ADR                                    600          32,040
    Surgutneftegaz ADR                                  2,000          25,700
                                                                   ----------
                                                                       57,740
                                                                   ----------
UTILITIES (0.7%)
    Unified Energy Systems ADR                          1,400          17,710
                                                                   ----------
    TOTAL RUSSIA                                                       75,450
                                                                   ----------
SOUTH AFRICA (7.9%)
BANKS (1.5%)
    Standard Bank Investment Corp., Ltd.               11,573          40,575
                                                                   ----------
CAPITAL GOODS (1.2%)
    Imperial Holdings, Ltd.1                            4,451          31,151
                                                                   ----------
DIVERSIFIED FINANCIALS (0.4%)
    Johnnic Holdings, Ltd.                                879          10,001
                                                                   ----------
FOOD, BEVERAGE & TOBACCO (1.2%)
    South African Breweries PLC                         5,192          31,117
                                                                   ----------
INSURANCE (1.5%)
    Liberty Group, Ltd.                                 5,215          39,810
                                                                   ----------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                     NUMBER
                                                       OF
                                                     SHARES           VALUE
                                                    ---------      ----------
COMMON STOCKS (CONT'D)
SOUTH AFRICA (cont'd)
MATERIALS (2.1%)
    Anglo American Platinum Corp., Ltd.                   300      $   11,701
    Anglogold, Ltd.                                       605          17,209
    De Beers Consolidated Mines, Ltd. ADR               1,000          27,875
                                                                   ----------
                                                                       56,785
                                                                   ----------
    TOTAL SOUTH AFRICA                                                209,439
                                                                   ----------
SOUTH KOREA (10.4%)
BANKS (1.9%)
    Housing & Commercial Bank, Korea                    1,754          42,175
    Kookmin Bank                                          800           9,143
                                                                   ----------
                                                                       51,318
                                                                   ----------
MATERIALS (0.6%)
    Pohang Iron & Steel Co., Ltd.                          40           2,324
    Pohang Iron & Steel Co., Ltd. ADR                     800          12,650
                                                                   ----------
                                                                       14,974
                                                                   ----------
TECHNOLOGY HARDWARE & EQUIPMENT (2.1%)
    Samsung Electro-Mechanics Co.1                        302           9,664
    Samsung Electronics Co., Ltd.                         358          44,850
                                                                   ----------
                                                                       54,514
                                                                   ----------
TELECOMMUNICATION SERVICES (4.1%)
    Korea Telecom Corp.                                   481          28,332
    Korea Telecom Corp. ADR                               800          29,500
    SK Telecom Co., Ltd.                                  236          50,314
                                                                   ----------
                                                                      108,146
                                                                   ----------
UTILITIES (1.7%)
    Korea Electric Power Corp.                          1,982          44,259
                                                                   ----------
    TOTAL SOUTH KOREA                                                 273,211
                                                                   ----------
TAIWAN (11.6%)
BANKS (1.9%)
    Bank Sinopac1                                      38,600          16,044
    Chinatrust Commercial Bank1                        55,240          34,995
                                                                   ----------
                                                                       51,039
                                                                   ----------
CONSUMER DURABLES & APPAREL (1.6%)
    Far Eastern Textile                                52,000          42,744
                                                                   ----------
MATERIALS (1.4%)
    China Steel Corp.                                  16,000           9,246
    Formosa Plastics Corp.                             17,000          27,055
                                                                   ----------
                                                                       36,301
                                                                   ----------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                     NUMBER
                                                       OF
                                                     SHARES           VALUE
                                                    ---------      ----------
COMMON STOCKS (CONT'D)
TAIWAN (cont'd)
TECHNOLOGY HARDWARE & EQUIPMENT (6.7%)
    Asustek Computer, Inc.                              5,000      $   24,876
    Hon Hai Precision Industry                          2,600          13,579
    Macronix International Co., Ltd. ADR1                 129           1,822
    Quanta Computer, Inc.                                 800           2,719
    Taiwan Semiconductor Manufacturing Co.1            23,296          70,551
    United Microelectronics Co., Ltd.1                 20,420          35,969
    Via Technologies, Inc.1                             3,000          21,508
    Winbond Electronics Corp.1                          4,759           4,603
                                                                   ----------
                                                                      175,627
                                                                   ----------
    TOTAL TAIWAN                                                      305,711
                                                                   ----------
TURKEY (6.8%)
BANKS (2.2%)
    Dogan Yayin Holding AS1                         2,571,196          33,514
    Yapi Ve Kredi Bankasi AS1                       2,911,225          25,155
                                                                   ----------
                                                                       58,669
                                                                   ----------
CONSUMER DURABLES & APPAREL (0.9%)
    Vestel Elektronik Sanayi Ve Ticaret AS1           120,000          24,604
                                                                   ----------
DIVERSIFIED FINANCIALS (3.0%)
    Koc Holding AS                                    411,084          26,189
    Turkiye Is Bankasi AS Class C                   2,719,800          51,782
                                                                   ----------
                                                                       77,971
                                                                   ----------
FOOD & DRUG RETAILING (0.0%)
    Migros Turkey TAS                                     798             110
                                                                   ----------
TELECOMMUNICATION SERVICES (0.7%)
    Turkcell Iletisim Hizmetleri AS ADR1                1,600          17,500
                                                                   ----------
    TOTAL TURKEY                                                      178,854
                                                                   ----------
UNITED STATES (0.6%)
SOFTWARE & SERVICES (0.6%)
    AsiaInfo Holdings, Inc.1                            1,400          16,975
                                                                   ----------
    TOTAL UNITED STATES                                                16,975
                                                                   ----------
TOTAL COMMON STOCKS (Cost $2,745,011)                               2,414,044
                                                                   ----------
PREFERRED STOCK (0.8%)
BRAZIL (0.8%)
ENERGY (0.8%)
    Petroleo Brasileiro SA ADR (Cost $19,755)             800          21,216
                                                                   ----------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                     NUMBER
                                                       OF
                                                     SHARES           VALUE
                                                    ---------      ----------
RIGHT (0.0%)
THAILAND (0.0%)
TELECOMMUNICATION SERVICES (0.0%)
    TelecomAsia Corp. Public Co., Ltd.1 (Cost $0)       3,095      $        0
                                                                   ----------
TOTAL INVESTMENTS AT VALUE (92.3%)
  (Cost $2,764,766)2                                                2,435,260

OTHER ASSETS IN EXCESS OF LIABILITIES (7.7%)                          202,171
                                                                   ----------
NET ASSETS (100.0%)                                                $2,637,431
                                                                   ==========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                        GDR = Global Depository Receipt
--------------------------------------------------------------------------------
1 Non-income producing security.
2 Cost for federal income tax purposes is $2,794,695.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2000
--------------------------------------------------------------------------------


                                                     INTERNATIONAL EQUITY   EMERGING MARKETS
                                                           PORTFOLIO           PORTFOLIO
                                                     --------------------   ----------------
ASSETS
  Investments, at value
    (Cost - $337,077,448
    and $2,764,766, respectively)                         $357,669,119        $  2,435,260
  Foreign currency
    (Cost - $2,952,486
    and $169,526, respectively)                              2,867,337             163,689
  Receivable for investments sold                           22,596,086                   0
  Dividends, interest and
    reclaims receivable                                        806,232                 797
  Receivable for fund shares sold                              146,869                 558
  Receivable from investment adviser                                 0               9,410
  Prepaid expenses and other assets                            177,721              77,679
                                                          ------------        ------------
    Total Assets                                           384,263,364           2,687,393
                                                          ------------        ------------
LIABILITIES
  Advisory fee payable                                         290,972                   0
  Administrative services fee payable                           31,387                 228
  Directors' fee payable                                           939                 539
  Payable for investments purchased                         27,799,202              34,590
  Payable for fund shares redeemed                               5,853               2,107
  Accrued expenses payable                                     130,771              12,498
                                                          ------------        ------------
    Total Liabilities                                       28,259,124              49,962
                                                          ------------        ------------
NET ASSETS
  Capital Stock, $0.001 par value                              $20,213                $326
  Paid in capital                                          210,309,262          21,119,017
  Accumulated undistributed net
    investment income                                        3,681,228              46,802
  Accumulated net realized gain (loss)
    from investments  and foreign
    currency transactions                                  121,534,724         (18,193,130)
  Net unrealized appreciation
    (depreciation)from investments
     and foreign currency translations                      20,458,813            (335,584)
                                                          ------------        ------------
    Net Assets                                            $356,004,240        $  2,637,431
                                                          ============        ============
    Shares outstanding                                      20,220,145             325,601
                                                          ------------        ------------
  NET ASSET VALUE, offering price and
    redemption price per share                            $      17.61        $       8.10
                                                          ------------        ------------

                 See Accompanying Notes to Financial Statements

CREDIT SUISSE INSTITUTIONAL FUND, INC.
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2000
--------------------------------------------------------------------------------


                                            INTERNATIONAL EQUITY    EMERGING MARKETS
                                                 PORTFOLIO              PORTFOLIO
                                            --------------------    ----------------
INVESTMENT INCOME:
    Dividends                                  $   6,265,467          $      74,230
    Interest                                       1,697,903                  7,510
    Foreign Taxes Withheld                          (460,788)                (2,765)
                                               -------------          -------------
      Total investment income                      7,502,582                 78,975
                                               -------------          -------------
EXPENSES:
    Investment Advisory Fees                       3,557,726                 19,983
    Administrative Services Fees                     947,264                 14,122
    Custodian Fees                                   300,392                  2,311
    Interest Expense                                 128,810                      0
    Printing Fees                                     51,023                 10,491
    Audit Fees                                        34,748                 11,526
    Legal Fees                                        33,289                  1,441
    Registration Fees                                 13,925                 10,041
    Directors Fees                                     3,883                  2,121
    Insurance Expense                                      0                  1,141
    Transfer Agent Fees                               (6,249)                (2,032)
    Miscellaneous expense                             21,779                    983
                                               -------------          -------------
                                                   5,086,590                 72,128
    Less: fees waived, expenses
      reimbursed and transfer
      agent offsets                                 (861,791)               (47,149)
                                               -------------          -------------
      Total expenses                               4,224,799                 24,979
                                               -------------          -------------
       Net investment income                       3,277,783                 53,996
                                               -------------          -------------


NET REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS AND FOREIGN
  CURRENCY RELATED ITEMS:
    Net realized gain from investments
     (net of capital gains
      taxes of $22,222 for the
      Emerging Markets Portfolio)                127,093,713                161,939
    Net realized gain (loss)
      from foreign currency  transactions             17,547                (12,810)
    Net change in unrealized
      appreciation (depreciation)
      from investments                          (116,596,301)              (529,991)
    Net change in unrealized
      appreciation (depreciation)
      from foreign translations
      (net of estimated deferred
      capital gain taxes of ($5,035)
      for the Emerging Markets Portfolio)             28,393                  3,996
                                               -------------          -------------
    Net realized and unrealized
      gain (loss) from investments
      and foreign currency related items          10,543,352               (376,866)
                                               -------------          -------------


    Net increase (decrease) in
      net assets resulting
      from operations                          $  13,821,135          $    (322,870)
                                               =============          =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                               INTERNATIONAL EQUITY PORTFOLIO                      EMERGING MARKETS PORTFOLIO
                                        --------------------------------------------------------------------------------------------
                                             FOR THE                  FOR THE                     FOR THE                 FOR THE
                                           YEAR ENDED               YEAR ENDED                   YEAR ENDED             YEAR ENDED
                                        OCTOBER 31, 2000          OCTOBER 31, 1999           OCTOBER 31, 2000       OCTOBER 31, 1999
                                        -----------------         ----------------           ----------------       ----------------
FROM OPERATIONS:
  Net investment income                   $   3,277,783            $   10,513,023               $    53,996          $     68,097
  Net realized gain (loss)
    from investments and
    foreign currency transactions           127,111,260               126,460,422                   149,129            (2,587,843)
  Net realized foreign
    forward currency loss                             0               (16,920,779)                        0                     0
  Net change in unrealized
    appreciation (depreciation)
    from investments and foreign
    currency translations                  (116,567,908)               99,216,718                  (525,995)            3,400,026
                                          -------------            --------------               -----------          ------------
  Net increase (decrease)
    in net assets resulting
    from operations                          13,821,135               219,269,384                  (322,870)              880,280
                                          -------------            --------------               -----------          ------------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment
    income                                  (16,548,760)               (9,397,386)                        0              (250,526)
  Distributions from net
    realized gains                           (4,574,109)                        0                         0                     0
                                          -------------            --------------               -----------          ------------
    Net decrease in net assets from
      dividends and distributions           (21,122,869)               (9,397,386)                        0              (250,526)
                                          -------------            --------------               -----------          ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares              273,702,062               185,527,095                 2,721,759                28,356
  Reinvestment of dividends and
    distributions                            19,433,416                 8,012,861                         0               250,526
  Net asset value of shares
    redeemed                               (481,659,734)             (870,823,484)                 (996,032)          (23,100,584)
                                          -------------            --------------               -----------          ------------
    Net increase (decrease)
       in net assets from
       capital share transactions          (188,524,256)             (677,283,528)                1,725,727           (22,821,702)
                                          -------------            --------------               -----------          ------------
    Net increase (decrease)
      in net assets                        (195,825,990)             (467,411,530)                1,402,857           (22,191,948)

NET ASSETS:
  Beginning of year                         551,830,230             1,019,241,760                 1,234,574            23,426,522
                                          -------------            --------------               -----------          ------------
  End of year                             $ 356,004,240            $  551,830,230               $ 2,637,431          $  1,234,574
                                          =============            ==============               ===========          ============
UNDISTRIBUTED NET INVESTMENT
  INCOME:                                 $   3,681,228            $   11,949,013               $    46,802          $          0
                                          =============            ==============               ===========          ============

                 See Accompanying Notes to Financial Statements

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                      2000                1999                1998
                                                    --------            --------           ----------
PER-SHARE DATA
Net asset value, beginning of year                  $  18.85            $  14.41           $    16.51
                                                    --------            --------           ----------
INVESTMENT ACTIVITIES:
  Net investment income                                 0.22 1              0.20 1               0.21
  Net gains (losses) on investments and
    foreign currency related items
    (both realized and unrealized)                     (0.46)               4.38                (0.91)
                                                    --------            --------           ----------
      Total from investment activities                 (0.24)               4.58                (0.70)
                                                    --------            --------           ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                 (0.78)              (0.14)               (0.18)
  Distributions from net realized gains                (0.22)               0.00                (1.22)
                                                    --------            --------           ----------
      Total dividends and distributions                (1.00)              (0.14)               (1.40)
                                                    --------            --------           ----------
Net asset value, end of year                        $  17.61            $  18.85           $    14.41
                                                    ========            ========           ==========
      Total return                                     (1.98)%             32.02%               (4.11)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)              $356,004            $551,830           $1,019,242
  Ratio of expenses to average net assets2               .97%                .96%                 .95%
  Ratio of net investment income to average
    net assets                                           .74%               1.23%                1.21%
  Decrease reflected in above operating
    expense ratios due to waivers/
    reimbursements                                       .19%                .17%                 .13%
Portfolio turnover rate                               111.08%             120.24%              113.58%

                                                       1997                1996
                                                    ----------           --------
PER-SHARE DATA
Net asset value, beginning of year                  $    16.14           $  15.10
                                                    ----------           --------
INVESTMENT ACTIVITIES:
  Net investment income                                   0.20               0.26
  Net gains (losses) on investments and
    foreign currency related items
    (both realized and unrealized)                        0.78               1.28
                                                    ----------           --------
      Total from investment activities                    0.98               1.54
                                                    ----------           --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                   (0.13)             (0.50)
  Distributions from net realized gains                  (0.48)              0.00
                                                    ----------           --------
      Total dividends and distributions                  (0.61)             (0.50)
                                                    ----------           --------
Net asset value, end of year                        $    16.51           $  16.14
                                                    ==========           ========
      Total return                                        6.20%             10.48%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)              $1,169,817           $937,443
  Ratio of expenses to average net assets2                 .95%               .96%
  Ratio of net investment income to average
    net assets                                             .98%              1.05%
  Decrease reflected in above operating
    expense ratios due to waivers/
    reimbursements                                         .14%               .18%
Portfolio turnover rate                                  69.99%             29.91%

--------------------------------------------------------------------------------

1 Per share information is calculated using the average shares outstanding method.

2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .02%, .01%, .00%, .00% and .01% for the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively. The operating expense ratio after reflecting these arrangements was .95% for each of the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                      2000           1999              1998               1997             1996 1
                                                     ------         ------            -------           -------           -------
PER-SHARE DATA
Net asset value, beginning of period                 $ 8.03         $ 5.72            $  9.36           $  9.86           $ 10.00
                                                     ------         ------            -------           -------           -------
INVESTMENT ACTIVITIES:
  Net investment income                                0.32           0.37               0.11 2            0.10              0.01
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)                    (0.25)          2.00              (2.99)            (0.53)            (0.15)
                                                     ------         ------            -------           -------           -------
     Total from investment activities                  0.07           2.37              (2.88)            (0.43)            (0.14)
                                                     ------         ------            -------           -------           -------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                 0.00          (0.06)             (0.01)            (0.02)             0.00
  Distributions from net realized gains                0.00           0.00              (0.75)            (0.05)             0.00
                                                     ------         ------            -------           -------           -------
     Total dividends and distributions                 0.00          (0.06)             (0.76)            (0.07)             0.00
                                                     ------         ------            -------           -------           -------
Net asset value, end of period                        $8.10          $8.03              $5.72             $9.36             $9.86
                                                     ======         ======            =======           =======           =======
     Total return                                      0.87%         41.90%            (32.90)%           (4.43)%           (1.40)%3
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)             $2,637         $1,235            $23,427           $37,281           $29,698
  Ratio of expenses to average net assets4             1.27%          1.25%              1.25%             1.25%             1.25%5
  Ratio of net investment income to average
    net assets                                         1.59%          1.23%              1.54%              .92%             1.75%5
  Decrease reflected in above operating
    expense ratios due to waivers/
    reimbursements                                     2.34%           .96%               .16%              .40%             2.18%5
Portfolio turnover rate                              219.15%        150.10%            152.57%           107.21%             2.39%

--------------------------------------------------------------------------------

1 For the period September 30, 1996 (inception date) through October 31, 1996.
2 Per share information is calculated using the average shares outstanding method. 3 Non annualized.
4 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .02% for the year ended October 31, 2000 and .00% for the years ended October 31, 1999, 1998, 1997 and 1996 respectively. The operating expense ratio after reflecting these arrangements was 1.25% for each of the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.
5 Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Institutional Fund, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and was incorporated under the laws of Maryland on May 13, 1992. The Fund currently offers seven managed investment Funds of which two are contained in this report. The International Equity Portfolio ("International Equity") is classified as a diversified, open-end management investment company and the Emerging Markets Portfolio ("Emerging Markets") is classified as a non-diversified, open-end management investment company (each, a "Portfolio" and collectively, the "Portfolios").

   Investment objectives for each Portfolio are as follows: International Equity seeks long-term capital appreciation and Emerging Markets seeks growth of capital.

   The net asset value of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the most recent bid price and if there is no bid price available, at the most recent ask price. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES-- (CONT'D)

   The Portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   Investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Investments in the securities of issuers located in emerging markets expose a Portfolio to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. The typically small size of the markets for securities of issuers located in emerging markets may also result in a lack of liquidity and greater price volatility.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES-- (CONT'D)

   Pursuant  to an  exemptive  order  issued  by  the  Securities  and  Exchange
Commission, each Portfolio, along with other Funds managed by Credit Suisse Asset Management, LLC ("CSAM") can transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 2000, none of the Portfolios were invested in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense.

   For the year ended October 31, 2000, the Portfolios received credits or reimbursements under this arrangement as follows:

           PORTFOLIO                                                AMOUNT
           --------                                                -------
           International Equity                                    $88,840
           Emerging Markets                                            342

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   CSAM, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group, serves as each Portfolio's investment adviser. For its investment advisory services, CSAM receives the following fees based on each Portfolio's average daily net assets:

           PORTFOLIO                                 ANNUAL RATE
           ------------                  ---------------------------------
           International Equity           .80% of average daily net assets
           Emerging Markets              1.00% of average daily net assets

CREDIT SUISSE INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR-- (CONT'D)

   For the year ended October 31, 2000, investment advisory fees, voluntary waivers and reimbursements were as follows:


                                    GROSS                           NET            EXPENSE
    PORTFOLIO                   ADVISORY FEE       WAIVER      ADVISORY FEE     REIMBURSEMENTS
    ---------                   ------------       ------      ------------     --------------
    International Equity        $3,557,726        $(772,951)      $2,784,775       $    0
    Emerging Markets                19,983          (19,983)               0      (24,500)

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect subsidiary of PNC Financial Services Group, Inc. ("PNC"), serve as each Portfolio's co-administrators. For its administrative services, CSAMSI receives a fee calculated at an annual rate of
 .10% of each Portfolio's average daily net assets. For the year ended October 31, 2000, administrative services fees earned by CSAMSI were as follows:

           PORTFOLIO                                    CO-ADMINISTRATION FEE
           --------                                     ---------------------
           International Equity                               $444,715
           Emerging Markets                                      1,998

   For its administrative services through July 31, 2000, PFPC received a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                 ANNUAL RATE
           ----------------------       --------------------------------
           First $250 million           .12% of average daily net assets
           Next $250 million            .10% of average daily net assets
           Next $250  million           .08% of average daily net assets
           Over $750 million            .05% of average daily net assets

   Effective August 1, 2000, for its administrative services, PFPC receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                 ANNUAL RATE
           ----------------------       --------------------------------
           First $500 million           .11% of average daily net assets
           Next $1 billion              .09% of average daily net assets
           Over $1.5 billion            .07% of average daily net assets

   For the year ended October 31, 2000, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                                                                   NET
    PORTFOLIO            CO-ADMINISTRATION FEE    WAIVER   CO-ADMINISTRATION FEE
    ---------            ---------------------    ------   ---------------------
    International Equity       $502,549           $    0         $502,549
    Emerging Markets             12,124           (2,324)           9,800

CREDIT SUISSE INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR-- (CONT'D)

In addition to serving as each portfolio's co-administrator, CSAMSI served as distributor of each Portfolio's shares until January 1, 2000. On January 1, 2000, Provident Distributors, inc. ("PDI") replaced CSAMSI as distributor to each portfolio. On august 1, 2000, csamsi replaced pdi as distributor to each Portfolio. No compensation is payable by any of the Portfolios to PDI or CSAMSI for distribution services.

3. LINE OF CREDIT

   The Portfolios, together with other funds advised by CSAM, have established a $350 million committed and a $75 million uncommitted, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agents, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility which is allocated among the participating Funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating Funds will pay interest on borrowings at the Federal funds rate plus .50%. At October 31, 2000, there were no loans outstanding for any of the Portfolios. During the year ending October 31, 2000, the following Portfolios had borrowings under the line of credit agreement:

                                                     AVERAGE           MAXIMUM
                                   AVERAGE DAILY    INTEREST         DAILY LOAN
    PORTFOLIO                      LOAN BALANCE      RATE %          OUTSTANDING
    --------                       -------------    --------        ------------
    International Equity            $1,495,025       6.166%         $54,169,000
    Emerging Markets                       975       6.365               42,000

4. INVESTMENTS IN SECURITIES

   For the year ended October 31, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

    PORTFOLIO                                    PURCHASES       SALES
    ---------                                  ------------  ------------
    International Equity                       $454,952,202  $736,794,217
    Emerging Markets                              5,506,910     3,943,482

CREDIT SUISSE INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

4. INVESTMENTS IN SECURITIES-- (CONT'D)

   At October 31, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                                  NET UNREALIZED
                                   UNREALIZED      UNREALIZED      APPRECIATION
    PORTFOLIO                     APPRECIATION    DEPRECIATION    (DEPRECIATION)
    ---------                     ------------    ------------    --------------
    International Equity          $40,807,712    $(20,265,737)     $20,541,975
    Emerging Markets                   99,914        (459,349)        (359,435)

5. FORWARD FOREIGN CURRENCY CONTRACTS

   Each Portfolio may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise from movements in the value of a foreign currency relative to the U.S. dollar and from the potential default of counterparties to the contracts. Each Portfolio will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

   At October 31, 2000, there were no open forward foreign currency contracts in the Portfolios.

6. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share. Shares of seven series have been classified, two of which constitute the interest in the Portfolios.

   Transactions in shares of each Portfolio were as follows:


                                          INTERNATIONAL EQUITY                   EMERGING MARKETS
                                      -----------------------------         ----------------------------
                                       FOR THE           FOR THE             FOR THE          FOR THE
                                      YEAR ENDED        YEAR ENDED          YEAR ENDED       YEAR ENDED
                                      OCTOBER 31,       OCTOBER 31,         OCTOBER 31,      OCTOBER 31,
                                          2000             1999                2000             1999
                                      -----------       -----------          --------        ----------
Shares sold                            12,823,110        11,631,374           273,098             3,612
Shares issued to shareholders on
  reinvestment of dividends and
  distributions                           961,574           541,044           0                  44,184
Shares redeemed                       (22,842,814)      (53,620,959)         (101,240)       (3,988,292)
                                      -----------       -----------          --------        ----------
Net increase (decrease) in
  shares outstanding                   (9,058,130)      (41,448,541)          171,858        (3,940,496)
                                      ===========       ===========          ========        ==========

CREDIT SUISSE INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

7. NET ASSETS

   At October 31, 2000, capital contributions, accumulated undistributed net investment income, accumulated net realized gain/(loss) from investments and foreign currency transactions and current period distributions have been adjusted for current period permanent book/tax differences. International Equity and Emerging Markets reclassified $5,003,192 and $(8,176), respectively, from accumulated net realized gain/(loss) from security transactions and foreign currency transactions to accumulated undistributed net investment income. Emerging Markets reclassified $(982) from accumulated net investment income/(loss) to capital contributions. Net investment income, net realized gain/(loss) on investments and net assets were not affected by these reclassifications.

8. CAPITAL LOSS CARRYOVER

   At October 31, 2000, Emerging Markets had capital loss carryovers of $15,481,936 and $2,681,265 expiring in 2006 and 2007, respectively.

9. PORTFOLIO NAME CHANGE

   At the Board Meeting on May 1, 2000, the Board of Directors voted to rename the Warburg, Pincus Institutional Fund, Inc. As of May 11th, 2000, the Fund ceased to be named the Warburg, Pincus Institutional Fund, Inc. and is now named the Credit Suisse Institutional Fund, Inc. There were no name changes to the individual Portfolios contained within this report.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of CREDIT SUISSE INSTITUTIONAL FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of the International Equity Portfolio and Emerging Markets Portfolio (the "Funds"), each a portfolio of the Credit Suisse Institutional Fund, Inc. at October 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Two Commerce Square
2001 Market Street
Philadelphia, Pennsylvania
December 15, 2000

CREDIT SUISSE INSTITUTIONAL FUND, INC.
SHAREHOLDER TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

   Each Portfolio is required by Subchapter M of the Code to advise its shareholders within 60 days of each Portfolio's fiscal year end as to the U.S. federal tax status of dividends and distributions received by the Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 2000, the following dividends and distributions per share were paid by each of the Portfolios:


                                            ORDINARY      LONG-TERM      FOREIGN SOURCE  FOREIGN TAXES
                                             INCOME     CAPITAL GAINS        INCOME     PAID OR WITHHELD
FUND                                        PER SHARE      PER SHARE       PER SHARE       PER SHARE
----                                       ----------   ------------     -------------- ----------------
     PAYMENT DATE                           12/07/99       12/07/99
                                            --------       --------
International Equity Portfolio               $.7793          $.2154          $.5043          $.0787

   Emerging Markets Portfolio did not pay any ordinary income dividends or capital gain distributions during the current fiscal year.

   The above information was provided to calendar year taxpayers via Form 1099-DIV mailed in January of 2000. Because the fiscal year of the Portfolios is not a calendar year, another notification will be sent with respect to calendar year 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2001.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

   A special meeting of shareholders of the Emerging Markets Portfolio of the Credit Suisse Institutional Fund, Inc. was held on July 14, 2000. The following matter was voted upon by the shareholders and the resulting votes are presented below.

   To approve a Sub-Investment Advisory Agreement among the Portfolio, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited.

            For              139,585.271 shares     (100.00%)
            Against                0.000 shares       (0.0%)
            Abstain                0.000 shares       (0.0%)

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                               [GRAPHIC OMITTED]

                         CREDIT SUISSE ASSET MANAGEMENT

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                                  800-222-8977

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSINI-2-1000